EXHIBIT 4.7


                              LETTER OF TRANSMITTAL
                                  to accompany
                         COMMON STOCK PURCHASE WARRANTS
                                       of
                             FIRST LOOK MEDIA, INC.
                       Tendered Pursuant to the Prospectus

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON NOVEMBER 14,
2001, UNLESS EXTENDED. WE RESERVE THE RIGHT NOT TO PROCEED WITH THE EXCHANGE OFFER, AS WELL AS THE RIGHT TO MODIFY THE TERMS OF THE EXCHANGE OFFER. WARRANTS TENDERED FOR EXCHANGE MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                                 EXCHANGE AGENT:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

        By Mail:              By Overnight Courier:           By Hand:

Continental Stock Transfer  Continental Stock Transfer  Continental Stock
& Trust Company             & Trust Company             Transfer & Trust Company
2 Broadway                  2 Broadway                  2 Broadway, 19th Floor
New York, NY 10004          New York, NY 10004          New York, NY 10004
Attn: Reorganization        Attn: Reorganization        Attn: Reorganization
      Department            Department                        Department
(registered or certified
    mail recommended)


                                  By Facsimile:

                           Continental Stock Transfer
                           & Trust Company
                           Attn: Reorganization
                                 Department
                             Fax No. (212) 509-5150
                        (For Eligible Institutions Only)
                              Confirm by telephone:
                          Telephone no. (212) 509-4000,
                                 [extension 535]

         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

                  The undersigned acknowledges receipt of the prospectus dated __________, 2001 (the "Prospectus") of First Look Media, Inc. ("Company") which, together with this letter of transmittal (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange .0714 ("Exchange Ratio") of a share of its common stock ("Common Stock")for each and every of its issued and outstanding redeemable common stock purchase warrants ("Warrants"). No fractional shares of Common Stock will be issued as a result of the Exchange Offer. Fractional share interests will be rounded up to the nearest whole share based upon the aggregate number of warrants tendered by the holder or its agent in the exchange offer.

                  The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

                  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

                  List below the Warrants to which this Letter of Transmittal relates. If the space provided below is inadequate, the warrant certificate numbers, the number of Warrants represented thereby, the number of Warrants being tendered and the Series of Warrant should be listed on a separate signed schedule and affixed hereto.

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                    DESCRIPTION OF WARRANTS TENDERED HEREWITH

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NAME(S) AND ADDRESS(ES) OF                             WARRANTS TENDERED
REGISTERED HOLDER(S)
  (Please fill in)
----------------------------   -------------------------------------------------

                                Warrant        Total Number      Total Number
                                Certificate    of Warrants       of Warrants
                                Number(s)                        Tendered*

----------------------------   -------------   --------------   ----------------


----------------------------   -------------   --------------   ----------------


----------------------------   -------------   --------------   ----------------


----------------------------   -------------   --------------   ----------------


----------------------------   -------------   --------------   ----------------

----------------------------   -------------   --------------   ----------------
               Total Warrants
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*        Unless otherwise indicated, it will be assumed that the total number of
         Warrants represented by the certificates bearing the serial numbers listed are being tendered.
--------------------------------------------------------------------------------

The undersigned represents and warrants to the Company that the undersigned is the lawful owner(s) of the above described Warrants and the undersigned holds the Warrants free and clear of all liens, charges or encumbrances whatsoever.

                  This Letter of Transmittal is to be completed by holders of Warrants pursuant to the procedures set forth in the prospectus under the caption "THE EXCHANGE OFFER."

                  Holders whose Warrants are not immediately available or who cannot deliver their Warrants and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined below) must tender their Warrants in accordance with the Notice of Guaranteed Delivery enclosed herewith and the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer Guaranteed Delivery Procedure." See Instruction 1 of this Letter of Transmittal.


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



|_| CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s):


         Name of Eligible Institution that Guaranteed Delivery:


         -----------------------------------------------------------------




|_| CHECK HERE TO INDICATE WHETHER ANYONE SOLICITED THE TENDER OF YOUR WARRANTS AND COMPLETE THE FOLLOWING:

         If so, indicate name of Soliciting Dealer:

         Name of Individual Broker:
                                    --------------------------------------
         Telephone Number of Broker:
                                     -------------------------------------

         Address:
                  --------------------------------------------------------


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


                     NOTE: SIGNATURE MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company, the Warrants listed above. Subject to, and effective upon, the acceptance for exchange of the Warrants tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Warrants. No fractional shares of Common Stock will be issued as a result of the Exchange Offer. Fractional share will be rounded up to the nearest whole share based upon the aggregate number of warrants tendered by the holder or its agent in the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Warrants tendered hereby and to acquire Common Stock issuable upon the exchange of such tendered Warrants, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Warrants, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Warrants.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the prospectus, the Company may amend the Exchange Offer and may not be required to complete the Exchange Offer and/or exchange any of the Warrants tendered hereby and, in such event, the Warrants not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Warrants may be withdrawn at any time prior to 5:00 p.m., New York City Time on November 14, 2001, unless extended (the "Expiration Date").

Certificates for all shares of Common Stock delivered in exchange for tendered Warrants and any Warrants delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned unless otherwise indicated as provided below.

Unless otherwise indicated herein under "Special Exchange Instructions," please issue the Common Stock and/or return any Warrants not accepted for exchange in the name of the registered holder(s) appearing above under "Description of Warrants Tendered Herewith." Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please mail the certificates representing issued Common Stock and/or return any Warrants not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) above appearing under "Description of Warrants Tendered Herewith." If both the "Special Exchange Instructions" and the "Special Delivery Instructions" are completed, please issue the Common Stock and/or return any Warrants not


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

accepted for exchange in the name of, and deliver the certificates(s) for such Common Stock and/or return any Warrants not accepted for exchange to, the person or persons so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Exchange Instructions," to transfer any Warrants from the name of the registered holder thereof if the Company does not accept for exchange any of the Warrants so tendered.

-------------------------------------------------------     --------------------------------------------------------

            SPECIAL EXCHANGE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 3, 4 and 5)                                 (See Instructions 3, 4 and 5)

To be  completed  ONLY  if the  shares  of the  Common      To be  completed  ONLY  if the  shares  of  the  issued
Stock are to be issued  in the name of  someone  other      Common  Stock are to be mailed to  someone  other  than
than the undersigned.                                       the  undersigned,  or to the  undersigned at an address
                                                            other than that shown above.

Issue (and mail) Shares of the Common Stock to:             Mail Shares of the Common Stock to:

Name:                                                       Name:
      ---------------------------------------------                ---------------------------------------------
                   (Please Print)                                                (Please Print)

Address:                                                    Address:
         ------------------------------------------                   ------------------------------------------
                 (Include Zip Code)                                            (Include Zip Code)

---------------------------------------------------         ----------------------------------------------------
   (Tax Identification or Social Security No.)                   (Tax Identification or Social Security No.)

-------------------------------------------------------     ----------------------------------------------------

                  The undersigned understands that tender of any of the Warrants pursuant to any of the procedures described in the prospectus under the caption "THE EXCHANGE OFFER" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the prospectus.

                      TENDERING WARRANT HOLDER(S) SIGN HERE



-------------------------------              -----------------------------------
    Signature of Holder                       Social Security Number or
                                              Taxpayer I.D. Number


-------------------------------              -----------------------------------
   Signature(s) of Holder(s)                   Social Security Number or
                                               Taxpayer I.D. Number

Dated:  ________________, 2001

(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the tendered Warrants or a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and other documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information.) See Instruction 3.

Name(s):

        --------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ------------------------------------------------------

Address:
        --------------------------------------------------------------------

        --------------------------------------------------------------------

        --------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                               ---------------------------------------------

Tax Identification No.:
                         ---------------------------------------------------


                            GUARANTEE OF SIGNATURE(S)
                       (If Required -- See Instruction 3)

Authorized Signature:
                        ----------------------------------------------------

Name:
        --------------------------------------------------------------------
                                 (Please Print)

Title:
        --------------------------------------------------------------------

Name of Eligible Institution:
                                --------------------------------------------

Address:
        --------------------------------------------------------------------

        --------------------------------------------------------------------

        --------------------------------------------------------------------

Area Code and Telephone No.:
                                --------------------------------------------

Dated:                              , 2001
        ----------------------------


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


                                  INSTRUCTIONS


                    Forming Part of the Terms and Conditions
                              of the Exchange Offer

                  1. Delivery of this Letter of Transmittal and Warrant Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used to exchange Warrants for shares of Common Stock either if Warrants are to be forwarded herewith or if tenders of Warrants are to be made pursuant to the procedures for delivery by book-entry transfer set forth under "The Exchange Offer--Procedure for Tendering" in the Prospectus. Accordingly, certificates for all physically delivered Warrants or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

                  The method of delivery of this Letter of Transmittal, the Warrants, and any other required documents is at the election and risk of the Warrant holders and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Warrant holders use an overnight or hand delivery service.

                  Holders whose Warrants are not immediately available or who cannot deliver their Warrants and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Warrants by having the Notice of Guaranteed Delivery form enclosed herewith properly completed and duly executed by an Eligible Institution (as defined in the Prospectus) pursuant to the guaranteed delivery procedure set forth in the Prospectus under "Exchange Offer--Guaranteed Delivery Procedure." To be effective, such Notice of Guaranteed Delivery must be: (i) made by or through an Eligible Institution,
(ii) received substantially in the form provided herewith by the Exchange Agent on or prior to the Expiration Date, and (iii) received, within five business days after delivery of the Notice of Guaranteed Delivery, by the tendered Warrants, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Warrant holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Warrants for exchange.

                  2. Withdrawals; Inadequate Space. Tenders of Warrants may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective, a written notice of withdrawal (sent by hand delivery, overnight courier, mail or facsimile transmission) must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Warrants to be withdrawn, the certificate numbers and designation of the Warrants to be withdrawn, the principal amount of Warrants delivered for exchange, a statement that such a Warrant holder is withdrawing its election to have such Warrants exchanged, and the name of the registered Warrant holder of such Warrants, and must be signed by the Warrant holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Warrants being withdrawn. The Exchange Agent will return the properly withdrawn Warrants promptly following receipt of notice of withdrawal. Withdrawals of tenders of warrants may not be rescinded, and any warrants withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer; provided, however, that withdrawn warrants may be re-tendered by again following the tender procedures described in the Prospectus and herein.

                  If the space provided herein is inadequate, list and attach hereto on a separate schedule the Warrant Certificate numbers, the number of Warrants represented thereby, and the number of Warrants being tendered.

                  3. Guarantee of Signatures; Signature on this Letter of Transmittal; Written Instruments and Endorsements. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Warrants being tendered herewith (the term "registered holder" for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of such Warrants) unless such holder(s) have completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Exchange Instructions" on this Letter of Transmittal or (ii) such Warrants are tendered for the account of a financial institution (a commercial bank, savings and loan association, credit union, or brokerage house) that is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. If the Warrant is registered in the name of a person other than the signer of this Letter of Transmittal, the tendered Warrant must be endorsed or accompanied by an appropriate instrument of transfer, signed exactly as the name or names of the registered owner or owners appear on the Warrant, with the signatures on the Warrant or instrument of transfer guaranteed as aforesaid.

                  If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

                  If any of the Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

                  If a number of Warrants registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Warrants.

                  When this Letter of Transmittal is signed by the registered Holder or Holders of Warrants listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

                  If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Warrants listed, the tendered Warrants must be endorsed or accompanied by separate written instrument of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder or Holders, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Warrant with the signatures on the Warrant or instrument of transfer guaranteed as aforesaid.

                  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

                  Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

                  4. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the exchange of Warrants pursuant to the Exchange Offer. If, however, certificates representing Common Stock, or Warrants are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Warrants tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Warrants pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Warrant holder or any other person) will be payable by the tendering Warrant holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Warrant holder.

                  Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Warrants listed in this Letter of Transmittal.

                  5. Special Exchange and Delivery Instructions; Mutilated, Lost, Stolen or Destroyed Warrants. If shares of the Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal or if shares of the Common Stock are to be sent or returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

                  Any holder whose Warrants have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

                  6. Requests for Assistance or Additional Copies. Questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, should be directed to the Exchange Agent at (212) 509-4000, extension 535, or by mail to 2 Broadway New York, New York 10004, Attention: Reorganization Department.

                  7. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Warrants will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders of Warrants that it determines are not in proper form or the acceptance of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Warrants covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal or any particular Warrant holder. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

                  8. Solicited Tenders. The Company has agreed to reimburse certain brokers for their expenses incurred in connection with the solicitation of warrants for exchange. We will not be paying any solicitation fees.

                  No such solicitation expenses shall be reimbursed with respect to the tender of Warrants by a holder unless the Letter of Transmittal accompanying such tender designates a broker as having solicited and obtained the tender of the Warrants covered thereby. No such reimbursement shall be payable to a broker with respect to the tender of Warrants by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such broker. All questions as to the validity, form or eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notices of withdrawal or incur any liability for failure to give any such notification. The Company reserves the absolute right not to reimburse any solicitation expenses that would, in the opinion of counsel for the Company, be unlawful or violate the regulations of any national securities exchange or the NASD. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company or the Exchange Agent for purposes of the Exchange Offer.

                  9. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.


          IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates for Warrants and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.